Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF
FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of FCCC, Inc. hereby certify that (a) FCCC Inc’s Amendment No. 1 to its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2008, as filed with the Securities and Exchange Commission (the “Annual Report”), and the Annual Report, as amended, fully comply with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in this Amendment and the Annual Report, as amended, fairly present, in all material respects, the financial condition and results of operations of FCCC, Inc..

Date: February 4, 2009

Bernard Zimmerman
President, Chief Executive Officer and Chief Financial Officer